UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004
Date of Report (date of earliest event reported)

Franklin Bank Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50518	11-3626383
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9800 Richmond Avenue, Suite 680
Houston, Texas 77042
(Address of principal executive offices)

(713) 339-8900
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Item 7. Exhibits

     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Franklin Bank Corp. dated July 27, 2004.

Item 12. Results of Operations and Financial Condition

     The attached Press Release discussing Franklin Bank Corp.’s results for the quarter ended June 30, 2004 is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit
Number	Description
99.1	Press Release issued July 27, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.

Date: July 27, 2004	By:	/s/ RUSSELL MCCANN

Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued July 27, 2004.